THE ALGER FUNDS

Supplement Dated May 24, 2010 to the
Statement of Additional Information
Dated March 1, 2010
As supplemented to date

The following updates the information in the Statement of Additional Information regarding The Alger Funds.

The heading to the paragraph regarding Exchange-Traded Funds on page 17 of the Statement of Additional Information is deleted and replaced with the following:

"Exchange-Traded Funds (Capital Appreciation Fund, SMid Cap Growth Fund, Growth Opportunities Fund, Health Sciences Fund, Balanced Fund and Convertible Fund)"

The following is added to the end of the first paragraph in the Appendix on page 62 of the Statement of Additional Information.

"Money Market Fund has selected S&P, Moody's, Fitch and Best as its Designated NRSROs pursuant to Rule 2a-7 under the Act."

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